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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): February 26, 1998





                         QUINTILES TRANSNATIONAL CORP.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


North Carolina                   340-23520                          56-1714315
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(State or other                 (Commission                    I.R.S. Employer
jurisdiction                     File No.)                      Identification
of incorporation)                                                       Number



             4709 Creekstone Drive, Riverbirch Building, Suite 200,
                       Durham, North Carolina 27703-8411
--------------------------------------------------------------------------------
                    (Address of principal executive offices)


                                 (919) 941-2000
              (Registrant's telephone number, including area code)


                                      N/A
         (Former name or former address, if changed since last report)



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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     The Audit and Executive Committees of the Board of Directors of Quintiles Transnational Corp. (the "Company") have approved the engagement of Arthur Andersen LLP as the Company's independent public accountants for the year ended December 31, 1998, to replace Ernst & Young LLP. Ernst & Young LLP was notified on February 26, 1998 that the Company was changing independent public accountants.

     The audit reports of Ernst & Young LLP on the consolidated financial statements of the Company for the years ended December 31, 1995 and 1996 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles except that, in 1995, Ernst & Young LLP did not audit BRI International Inc. and Innovex Limited, each of which was combined with the Company in 1996 in transactions accounted for as poolings of interests. As of the date hereof, Ernst & Young LLP has not issued its report on its audit of the Company's financial statements for the year ended December 31, 1997.

     In connection with the audits of the Company's financial statements for each of the two fiscal years ended December 31, 1996 and in the subsequent interim period through February 26, 1998, there were no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the matter in their report. The Company has requested Ernst & Young LLP to furnish it with a letter to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter, dated March 2, 1998, is filed herewith as Exhibit 16.01.

     During the last two fiscal years and the subsequent interim period preceding February 26, 1998, the Company did not consult Arthur Andersen LLP regarding any of the matters or events set forth in Regulation S-K Item 304(a)(2)(i) and (ii).


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

          Exhibit No.    Description of Exhibit
          -----------    ----------------------

             16.01       Letter of Ernst & Young LLP


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       QUINTILES TRANSNATIONAL CORP.



Dated: March 2, 1998                   By: /s/ Rachel R. Selisker
                                           ---------------------------
                                           Rachel R. Selisker
                                           Chief Financial Officer and
                                           Executive Vice President Finance




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                                 EXHIBIT INDEX



          Exhibit No.    Description of Exhibit
          -----------    ----------------------

             16.01       Letter of Ernst & Young LLP